Prospectus supplement	April 13, 2012

PUTNAM GLOBAL CONSUMER FUND
PUTNAM GLOBAL HEALTH CARE FUND
PUTNAM GLOBAL NATURAL RESOURCES FUND
Prospectus dated December 30, 2011

Putnam Global Consumer Fund

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio manager is now solely Walter Scully.

Putnam Global Health Care Fund

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio manager is now solely Kelsey Chen.

Putnam Global Natural Resources Fund

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Steven Curbow and Christopher Eitzmann.

Mr. Eitzmann, who joined the fund in April 2012, has been employed by Putnam Management as an Analyst since 2012. From 2007 through 2008, he was employed by Tudor Investment Corporation as an Equity Research Analyst, and from 2009 to 2012, he was employed by Raptor Capital Management as an Equity Research Analyst.

Additional information regarding the other portfolio managers, including their business experience during the last five years, is set forth in the prospectus.

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